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                                                                    EXHIBIT 24.1

                         POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that we, the directors and officers of American Express Company do hereby constitute and appoint Richard Karl Goeltz, Stephen P. Norman and Louise M. Parent, and each of them severally, his or her true and lawful attorney-in-fact, with power to act with or without each other and with power of substitution and resubstitution, to do any and all acts and things in our names and on our behalf in our capacities as directors and officers of American Express Company and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or any of them, may deem necessary or advisable in connection with the merger of Rockford Industries, Inc. into a subsidiary of the Company and the issuance of common shares of the Company pursuant to such merger to enable American Express Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, including without limitation the execution and filing of a Registration Statement with respect to the registration of common shares of the Company to be issued in connection with such merger, any and all amendments to such Registration Statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitutes, may do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in counterparts.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 23rd day of November, 1998.




                                       AMERICAN EXPRESS COMPANY



                                       By: RICHARD KARL GOELTZ
                                       -----------------------------------------
                                       Richard Karl Goeltz
                                       Vice Chairman and Chief Financial Officer



Attest:  STEPHEN P. NORMAN
--------------------------------
Stephen P. Norman
Secretary


HARVEY GOLUB                            CHARLES W. DUNCAN, JR.
--------------------------------        --------------------------------
Harvey Golub                            Charles W. Duncan, Jr.
Chairman, Chief Executive               Director
Officer and Director



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KENNETH I. CHENAULT                     BEVERLY SILLS GREENOUGH
--------------------------------        --------------------------------
Kenneth I. Chenault                     Beverly Sills Greenough
President, Chief Operating              Director
Officer and Director


RICHARD K. GOELTZ                       F. ROSS JOHNSON
--------------------------------        --------------------------------
Richard K. Goeltz                       F. Ross Johnson
Vice Chairman and                       Director
Chief Financial Officer


DANIEL T. HENRY
--------------------------------        --------------------------------
Daniel T. Henry                         Vernon E. Jordan, Jr.
Senior Vice President and               Director
Comptroller


DANIEL F. AKERSON                       JAN LESCHLY
--------------------------------        --------------------------------
Daniel F. Akerson                       Jan Leschly
Director                                Director


ANNE L. ARMSTRONG                       DREW LEWIS
--------------------------------        --------------------------------
Anne L. Armstrong                       Drew Lewis
Director                                Director


EDWIN I.  ARTZT                         RICHARD A. MCGINN
--------------------------------        --------------------------------
Edwin L. Artzt                          Richard A. McGinn
Director                                Director


WILLIAM G. BOWEN                        FRANK P. POPOFF
--------------------------------        --------------------------------
William G. Bowen                        Frank P. Popoff
Director                                Director